Exhibit 99                                                                    Exhibit 99.2                              JOINT FILING AGREEMENT         The undersigned hereby agree that statements on Schedules 13G and 13Dand Forms 3, 4 and 5 with respect to the shares of common stock of Novacea, Inc.and any amendments thereto signed by each of the undersigned shall be filed onbehalf of each of the undersigned pursuant to and in accordance with theprovisions of Rule 13d1(k) promulgated under the Securities Exchange Act of1934, as amended. The undersigned hereby further agree that this Joint FilingAgreement may be included as an exhibit to such statements or amendments. ThisJoint Filing Agreement may be executed in any number of counterparts, all ofwhich taken together shall constitute one and the same instrument. Dated: As of May 9, 2006                Versant Affiliates Fund II-A, LP                                         By:   Versant Ventures II, L.L.C.                                        Its:  General Partner                                         By:  /s/ Camille D. Samuels *                                             -----------------------------------                                             Camille D. Samuels, Managing Member                                         Versant Side Fund II, LP                                         By:  Versant Ventures II, L.L.C.                                        Its: General Partner                                         By:  /s/ Camille D. Samuels *                                             -----------------------------------                                             Camille D. Samuels, Managing Member                                         Versant Venture Capital II, LP                                         By:  Versant Ventures II, L.L.C.                                        Its: General Partner                                         By:  /s/ Camille D. Samuels *                                             -----------------------------------                                             Camille D. Samuels, Managing Member                                         Versant Ventures II, L.L.C.                                         By:  /s/ Camille D. Samuels *                                             -----------------------------------                                             Camille D. Samuels, Managing Member                                         /s/ Brian G. Atwood *                                        ----------------------------------------                                        Brian G. Atwood, individually                                         /s/ Ross A. Jaffe *                                        ----------------------------------------                                        Ross A. Jaffe, M.D., individually                                         /s/ Donald B. Milder *                                        ----------------------------------------                                        Donald B. Milder, individually                                         /s/ Barbara N. Lubash *                                        ----------------------------------------                                        Barbara N. Lubash, individually                                         /s/ Rebecca B. Robertson *                                        ----------------------------------------                                        Rebecca B. Robertson, individually                                         /s/ Charles M. Warden *                                        ----------------------------------------                                        Charles M. Warden, individually                                         /s/ Camille D. Samuels *                                        ----------------------------------------                                        Camille D. Samuels, individually                                          /s/ Samuel D. Collela *                                        -----------------------------------------                                        Samuel D. Collela                                          /s/ Bradley J. Bolzon *                                         ----------------------------------------                                         Bradley J. Bolzon, Ph.D., individually                                          /s/ William J. Link *                                         ----------------------------------------                                         William J. Link, Ph.D., individually                                         * By: /s/ Robin L. Praeger                                              ----------------------------------                                              Robin L. Praeger                                              Attorney-in-Fact